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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2010
                                                         ----------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        United States                   0-50801           84-1655232
        -------------                   -------           ----------
(State or other jurisdiction of       (Commission         (IRS Employer
 incorporation or organization)       File Number)      Identification No.)


803 Main Street, Willimantic, Connecticut                 06226
-----------------------------------------                 -----
(Address of principal executive offices)                  (Zip Code)


                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                ------------------------------------------------------------
                FISCAL YEAR.
                -----------


         Effective January 27, 2010, SI Financial Group, Inc. (the "Registrant") amended Article III, Section 2 of its Bylaws to decrease the size of its Board of Directors from eight to seven members to eliminate the vacancy created by the resignation of Steven H. Townsend in July 2009. A copy of the Article III,
Section 2, as amended, is attached hereto as an exhibit and incorporated herein by reference.

         Before such amendment, Article III, Section 2 read as follows:

         "Section 2. Number and Term. The board of directors shall consist of eight members and shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. One class shall be elected by ballot annually."

         The Bylaws of each of SI Bancorp, MHC, the Registrant's parent mutual holding company, and Savings Institute Bank and Trust Company, the Registrant's wholly-owned subsidiary, also were amended similarly effective January 27, 2010.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information: Not applicable

         (c)    Shell Company Transactions: Not applicable

         (d)    Exhibits

                Number                    Description
                ------                    -----------

                3(ii)                     Amendment to Bylaws



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SI FINANCIAL GROUP, INC.



Date:    January 27, 2010              By: /s/ Rheo A. Brouillard
                                           -------------------------------------
                                           Rheo A. Bouillard
                                           President and Chief Executive Officer